SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                FORM 8-K/A

                              CURRENT REPORT


                     Pursuant of Section 13 or 15 (d)
                 of the Securities Exchange Act of 1934

                             Date of Report:

                             March 31, 1995

                          McDermott Incorporated
          -----------------------------------------------------
          (Exact name of registrant as specified in its charter)




      Delaware                         1-4095               No. 74-1032246
- ----------------------------          ---------             --------------
(State or other jurisdiction        (Commission             (IRS Employer
  of incorporation)                  File No.)            Identification No.)



 1450 Poydras Street
 New Orleans, Louisiana                                     70112-6050
- ---------------------------------------                   --------------
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (504) 587-4411

(page 1)

Item 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following pro forma financial information and exhibits are filed as a part of this report.

(b) Pro forma financial information required pursuant to Article II of Regulation S-X:

     Item                                                    Page
     ----                                                    ----
      McDermott Incorporated Pro Forma Consolidated
       Financial Statements (Unaudited)

          Pro Forma Consolidated Balance Sheet -
           December 31, 1994                                  4

          Pro Forma Consolidated Statement of Loss
           from Before Cumulative Effect of Accounting
           Change - Fiscal Year Ended March 31, 1994          6

          Pro Forma Consolidated Statement of Loss
           from Before Cumulative Effect of Accounting
           Change - Nine Months Ended December 31, 1994       7

          Notes to the Pro Forma Consolidated Financial
           Statements                                         8


In connection with the merger of Offshore Pipelines, Inc. into J. Ray McDermott, S.A. on January 31, 1995, McDermott Incorporated sold substantially all of its marine construction services business to its parent company, McDermott International, Inc. and received marketable securities having an aggregate value of $220,315,000 in consideration for the property, plant and equipment. The purchase price is subject to further adjustments, primarily working capital, related to the business. The Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1994 gives effect to the sale of the marine construction services business as if the sale had occurred on December 31, 1994. The Unaudited Pro Forma Consolidated Statements of Loss before Cumulative Effect of Accounting Change for the fiscal year ended March 31, 1994 and the nine months ended December 31, 1994 give effect to the sale of the marine construction services business as if the sale had occurred on April 1, 1993. The pro forma information is based on historical financial statements of McDermott Incorporated after giving effect to the sale of the marine construction services business, using the assumptions and adjustments in the accompanying Notes to the Pro Forma Consolidated Financial Statements. (page 2)

The pro forma information is not necessarily indicative of the actual financial position of McDermott Incorporated at any date or the results which would have actually occurred on such dates or which may occur in the future. The pro forma consolidated financial statements should be read in conjunction with McDermott Incorporated's historical consolidated financial statements and notes thereto contained in the Annual Report (Form 10-K) for the fiscal year ended March 31, 1994 and the Quarterly Report (Form 10-Q) for the quarter ended December 31, 1994.

(page 3)

                          McDERMOTT INCORPORATED
             PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                             DECEMBER 31, 1994


                                 ASSETS

                                      HISTORICAL  ADJUSTMENTS (1)   PRO FORMA
                                      ----------  ---------------   ---------
                                                  (In thousands)
Current Assets:
 Cash and cash equivalents             $ 28,776    $       (8)        $ 28,768
 Accounts receivable                    304,679       (47,095)         257,584
 Contracts in progress                  281,289       (12,519)         268,770
 Other current assets                   426,730       (38,395)         388,335
- ------------------------------------------------------------------------------

    Total Current Assets              1,041,474       (98,017)         943,457
- ------------------------------------------------------------------------------

Property, Plant and Equipment,
  at Cost                             1,450,736      (776,286)         674,450
Less accumulated depreciation           959,455      (587,569)         371,886
- ------------------------------------------------------------------------------

Net Property, Plant and Equipment       491,281      (188,717)         302,564
- ------------------------------------------------------------------------------

Investment in McDermott International,
 Inc.                                   605,867           -            605,867
- ------------------------------------------------------------------------------

Insurance Recoverable                   777,327           -            777,327
- ------------------------------------------------------------------------------

Investments                                -          263,103          263,103
- ------------------------------------------------------------------------------

Intangibles and Other Assets           498,685         46,805          545,490
- ------------------------------------------------------------------------------

     TOTAL                          $3,414,634     $   23,174       $3,437,808
==============================================================================

(page 4)

                                    LIABILITIES AND STOCKHOLDER'S EQUITY

                                HISTORICAL       ADJUSTMENTS (1)    PRO FORMA
                                             (In thousands)
Current Liabilities:
 Notes and accounts payable
  and current maturities of
  long term debt                $  524,702       $ (5,550)          $  519,152
 Advance billings on contracts      89,104         (1,818)              87,286
 U.S. and foreign income taxes      10,641         23,626               34,267
 Other current liabilities         349,888        (10,455)             339,433
- ------------------------------------------------------------------------------

    Total Current Liabilities      974,335          5,803              980,138
- ------------------------------------------------------------------------------

Long-Term Debt                     423,226            (32)             423,194
- ------------------------------------------------------------------------------
Accumulated Postretirement
 Benefit Obligation                380,726            -                380,726
- ------------------------------------------------------------------------------
Environmental and Products
 Liabilities                       907,884            -                907,884
- ------------------------------------------------------------------------------
Other Liabilities                  129,209         (3,136)             126,073
- ------------------------------------------------------------------------------

Redeemable Preferred Stocks        179,251            -                179,251
- ------------------------------------------------------------------------------

Stockholder's Equity:
 Common stock                            4            -                      4
 Other stockholder's equity        419,999         20,539              440,538
- ------------------------------------------------------------------------------

 Total Stockholder's Equity        420,003         20,539              440,542
- ------------------------------------------------------------------------------

      TOTAL                     $3,414,634     $   23,174           $3,437,808
==============================================================================

(page 5)


                                   McDERMOTT INCORPORATED
                           PRO FORMA CONSOLIDATED STATEMENT OF LOSS
                         BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE
                                       (UNAUDITED)
                           FOR THE FISCAL YEAR ENDED MARCH 31, 1994



                                 HISTORICAL       ADJUSTMENTS(4)          PRO FORMA
                                                  (In thousands)
Revenues                         $2,243,366       $ (279,742) (2)       $ 1,963,624
- --------------------------------------------------------------------------------
Costs and Expenses:
 Cost of operations               1,985,589         (224,459) (2)         1,761,130
 Depreciation and amortization       66,825          (21,921) (2)            44,904
 Selling, general and
   administrative expenses          168,039          (10,609) (2)           157,430
- -----------------------------------------------------------------------------------

                                  2,220,453         (256,989)             1,963,464
- -----------------------------------------------------------------------------------

                                     22,913          (22,753)                   160

Equity in Income of Investees         9,080              -                    9,080
- -----------------------------------------------------------------------------------

Operating Income                     31,993          (22,753)                 9,240
- -----------------------------------------------------------------------------------
Other Income (Expense):
 Interest income                      5,542              (45) (2)             5,497
 Interest expense                   (53,870)            (103) (2)           (53,973)
 Other-net                           (9,066)          (3,752) (2)           (12,818)
- ------------------------------------------------------------------------------------

                                    (57,394)          (3,900)               (61,294)
- ------------------------------------------------------------------------------------
Loss before Provision for
  (Benefit from) Income Taxes
   and Cumulative Effect of
   Accounting Change                (25,401)         (26,653)                (52,054)

Provision for (Benefit from)
   Income Taxes                         915           (9,170) (2)             (8,255)
- -------------------------------------------------------------------------------------

Loss before Cumulative
 Effect of Accounting Change       $(26,316)        $(17,483)             $  (43,799) (3)
=====================================================================================

(page 6)

                                 McDERMOTT INCORPORATED
                       PRO FORMA CONSOLIDATED STATEMENT OF LOSS
                    BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE
                                    (UNAUDITED)
                      FOR THE NINE MONTHS ENDED DECEMBER 31, 1994


                                 HISTORICAL        ADJUSTMENTS(4)          PRO FORMA
                                                 (In thousands)
Revenues                       $ 1,673,471       $  (214,417) (2)        $  1,459,054
- ------------------------------------------------------------------------------------------
Costs and Expenses:
 Cost of operations              1,483,192          (161,759) (2)           1,321,433
 Depreciation and amortization      52,949           (20,281) (2)              32,668
 Selling, general and
   administrative expenses         128,325           (14,627) (2)             113,698
- -------------------------------------------------------------------------------------

                                 1,664,466          (196,667)               1,467,799
- -------------------------------------------------------------------------------------

                                     9,005           (17,750)                  (8,745)

Equity in Income of Investees        8,930               -                      8,930
- -------------------------------------------------------------------------------------
Operating Income                    17,935           (17,750)                     185
- --------------------------------------------------------------------------------------
Other Income (Expense):
 Interest income                     7,269                (5) (2)               7,264
 Interest expense                  (33,583)             (119) (2)             (33,702)
 Other-net                         (24,487)           (1,547) (2)             (26,034)
- -------------------------------------------------------------------------------------

                                   (50,801)           (1,671)                 (52,472)
- --------------------------------------------------------------------------------------
Loss before Provision for
 Income Taxes and Cumulative
 Effect of Accounting
 Change                            (32,866)          (19,421)                 (52,287)

Provision for Income Taxes           7,968            (6,821) (2)               1,147
- --------------------------------------------------------------------------------------
Loss Before Cumulative Effect of
 Accounting Change                $(40,834)         $(12,600)               $ (53,434) (3)
======================================================================================

(page 7)


                               McDERMOTT INCORPORATED
                       NOTES TO THE PRO FORMA CONSOLIDATED
                        FINANCIAL STATEMENTS (UNAUDITED)


ADJUSTMENTS TO SALE OF MARINE CONSTRUCTION BUSINESS:

(1) Reflect the sale of marine construction services business to McDermott International, Inc. Proceeds of $263,103,000 ($220,315,000 in consideration for property, plant and equipment and $42,788,000 in other adjustments, primarily for working capital) in long term investments were assumed to have been received in the sale.

(2) Remove marine construction services business and record removal of U.S. income taxes using an assumed rate of approximately 35% from fiscal year ended March 31, 1994 and the nine months ended December 31, 1994.

(3) Excludes the gain resulting from the sale of marine construction services business of $20,539,000 (net of taxes of $11,059,000) which was accounted for as an increase in Capital in Excess of Par Value.

(4) The pro forma consolidated statements of income (loss) do not include pro forma adjustments to reflect additional interest income and related income tax expense on the long-term investments received as proceeds from the sale.
(page 8)


                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       McDERMOTT INCORPORATED
                                       ----------------------
                                            (REGISTRANT)





Date:  3/31/95                         By: s/Daniel R. Gaubert
       -------                            ----------------------
                                             (SIGNATURE)


                                         Daniel R. Gaubert
                                         Vice President, Finance,
                                         on behalf of the Registrant

(page 9)